Exhibit 3.149

Limited Partnership
See attached detailed instructions

☐ Filing Fee $180.00

☐ Filing Fee with Expedited Service $230.00	UBI Number:

CERTIFICATE OF LIMITED PARTNERSHIP

Chapter 25.10 RCW

SECTION 1 (See instructions)

NAME OF LIMITED PARTNERSHIP: (Must contain the words Limited Partnership, LP or L.P.)

“OR” SECTION 1 A (If an LLLP designation is elected, see instructions)

☐    This Limited Partnership elects to be recognized as a Limited Liability Limited Partnership (LLLP)

NAME OF LIMITED LIABILITY LIMITED PARTNERSHIP: (Must contain the words Limited Liability Limited Partnership or LLLP or L.L.LP.)

SECTION 2

ADDRESS OF THE PRINCIPAL PLACE OF BUSINESS IN WASHINGTON STATE: (Where records are maintained)

Street Address	City	State WA	Zip
(required)
PO Box	City	State WA	Zip
(optional for mailing)

SECTION 3

EFFECTIVE DATES: (check the following that apply, see instructions)

☐       Perpetual upon filing

☐       The specific effective date of                      (Specified effective date must be within 90 days AFTER the Certificate of
Limited Partnership has been filed by the Office of the Secretary of State)

Other matters determined by General Partners to include: (attach if necessary)

Limited Partnership – Certificate	Washington Secretary of State

SECTION 4
NAME AND ADDRESS OF THE WASHINGTON STATE REGISTERED AGENT:
Name:
Physical Location Address (required):

City	WA Zip Code
Mailing or Postal Address (optional):

City	WA Zip Code

CONSENT TO SERVE AS REGISTERED AGENT:

I consent to serve as Registered Agent in the State of Washington for the above named partnership. I understand it will be my responsibility to accept Service of Process on behalf of the partnership; to forward mail to the partnership; and to immediately notify the Office of the Secretary of State if I resign or change the Registered Office Address.

C T Corporation System

X by:
Signature of New Registered Agent	Printed Name	Date

SECTION 5 NAME, MAILING ADDRESS AND SIGNATURE OF EACH GENERAL PARTNER: (If necessary, attach additional names, addresses, and signatures)
Name:

Address:

City	State	Zip Code

X
Signature of Partner	Printed Name	Date	Phone

Name:

Address:

City	State	Zip Code

X
Signature of Partner	Printed Name	Date	Phone

Name:

Address:

City	State	Zip Code

X
Signature of Partner	Printed Name	Date	Phone

Limited Partnership – Certificate	Washington Secretary of State